3 -  SECOND AMENDMENT TO PROMISSORY NOTE AND
     ACKNOWLEDGEMENT OF REDUCTION OF PRINCIPAL         0199302.01
                       FIRST AMENDMENT TO
             PROMISSORY NOTE AND ACKNOWLEDGEMENT OF
                     REDUCTION OF PRINCIPAL


     THIS FIRST AMENDMENT TO PROMISSORY NOTE AND ACKNOWLEDGEMENT
OF REDUCTION OF PRINCIPAL ("Note Amendment") is effective
February  ___, 1999, by and among CBW INC., an Oregon corporation
("CBW"), EAGLE'S VIEW MANAGEMENT COMPANY, INC., an Oregon corporation ("Eagles's View"), and ELMER'S RESTAURANTS, INC., an
Oregon corporation ("Elmer's").

                            RECITALS:

     A.   CBW and Eagle's View are parties to that certain Second
Amendment to Amended and Restated Loan Agreement and Security
Agreement of even date herewith (the "Second Amendment").

     B. Pursuant to the terms of the Second Amendment, the parties agreed, subject to the terms and conditions contained in the Second Amendment, to execute this Note Amendment.

     NOW THEREFORE, the parties agree to amend the Note and acknowledge as follows:

                           AMENDMENT:

     1. Acknowledgement of Reduction of Principal. In consideration of the payment of $2,750,000.00 by Maker to Holder as of the date of this Note Amendment, the receipt of which is hereby acknowledged by Holder, the parties acknowledge and agree that the principal balance of the Note is reduced to $1,250,000.00 as of the date of this Note Amendment.

     2. Interest Rate. Section 1 of the Note is hereby amended to state as follows:

          "Subject to the provisions of Section 1.3 of the Note, Maker promises to pay interest, from and including the date of this Note on the unpaid principal balance of this Note, at a rate equal to twelve percent (12%) per annum, compounded annually, from the date of this Note until November 25, 1999, and fifteen percent (15%) per annum, compounded annually, at all times thereafter, which shall be calculated on a 365-day year accrual basis.

     3. Maturity. Section 1.2 of the Note is hereby amended to state as follows:

          "1.2 Maturity. The entire unpaid principal balance of the Note and all accrued but unpaid interest thereon shall be due and payable on or before February 25, 2004, or immediately upon demand by Holder after a default as provided below in this Note (the "Maturity Date")."

     4. Security. Section 2 of the Note is hereby amended to state as follows:

          "2. Security. This Note is secured by certain security interests and liens in favor of Holder, second in position to those of Wells Fargo Bank, in all assets of Elmer's Restaurants, Inc., as described in the Second Amendment."

     5. Default. Section 3 of the Note is hereby amended to state as follows:

          Time is of the essence of this Note. A default shall occur if Maker fails to make any payment under this Note within five (5) days after written notice of such default is provided by Holder to Maker, or if Maker fails to perform any covenant or obligation of Maker pursuant to the Loan Agreement between Maker and Holder, except those obligations waived or satisfied pursuant to the Second Amendment, after expiration of applicable notice and cure periods. A default shall also occur if Maker shall default under any covenant or obligation owed to Wells Fargo or to any other individual or entity and shall fail to cure such default within any applicable notice and cure periods if the performance of such obligation or covenant is secured by any asset in which Holder has a security interest or lien."

     6.   All Other Terms and Conditions to Remain Unchanged.
All terms and conditions of the Note not specifically amended or deleted herein shall remain in full force and effect, as if fully set forth herein.

     7. Assumption of Liability. By executing this Note Amendment below, Elmer's assumes all obligations of Maker under the Note as if Elmer's had been the original Maker of the Note. Pursuant to this Note Amendment, CBW and Elmer's shall be jointly and severally liable for the Makers' obligations under the Note as hereby amended.

     8. Definitions. Except as provided otherwise herein, all capitalized items in this Note Amendment shall have the same definitions as provided in the Amended and Restated Loan
Agreement and Security Agreement, as amended by the Second
Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed this Note Amendment effective the date first written above.

CBW INC.,                          EAGLE'S VIEW MANAGEMENT
an Oregon corporation              COMPANY, INC.,
                                   an Oregon corporation

By:  ___/s/ Bruce N. Davis___      By:  ___/s/ Donna P. Woolley
Name:     Bruce N. Davis           Name:     Donna P. Woolley
Title:    President                Title:    President
Date:     2/17/99                  Date:     2/18/99


ELMER'S RESTAURANTS, INC.,
an Oregon corporation
By:  ___/s/ Bruce N. Davis___
Name:     Bruce N. Davis
Title:    President
Date:     2/17/99